SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 21, 2002

ACCEPTANCE INSURANCE COMPANIES INC.
(Exact name of registrant as specified in its charter)

                                      Delaware                        1-7461                            31-0742926
                              (State of Incorporation)   (Commission File Number)      (IRS Employer
                                                                                                                Identification Number)

535 West Broadway
Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)
(Zip Code)

Registant's Telephone Number, Including Area Code:
(712) 328-3918

   __________

Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.

        The Acceptance Insurance Companies Inc. 401(k) Tax Deferred Savings Plan (the "Plan"), as amended and restated effective January 1, 2001, is hereby amended pursuant to a resolution of the Board of Directors of Acceptance Insurance Companies Inc. in accordance with Section 10.01 of the Plan as follows:

        1.        Section 3.03, Tax Advantaged Employee 401(k) Contributions, paragraph (a), Amount, is hereby amended by adding the following paragraph to that subsection:

                 All Employees who are eligible to make Employee contributions as described in this Section and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the limitations of this Section and the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code.
         The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

        2.        Section 3.03, Tax Advantaged Employee 401(k) Contributions, paragraph (c)(3), Limits on Individual Employee Contributions, is hereby restated to read as follows:

        (3)         Limits on Individual Employee Contributions.

                        (A) No Participant shall be permitted to have before-tax Employee contributions made under this
         Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 3.03(a) of the Plan, as amended, and Section 414(v) of the Code.

                  (B) On or before March 1st of each year, each Participant shall notify the Plan Administrator in writing of any Employee contributions made under this Plan (and under any other plans in which he participates) in excess of $11,000.00 for 2002 (which amount shall be adjusted annually in accordance with the procedures of Code Section 415(d)) during the Participant’s taxable year ending before such date and shall specify the amount to be refunded to him. The amount in excess of the foregoing limit shall be included in the Participant’s gross income and shall be refunded to the Participant by the Trustee, along with any income of the Fund allocable to such amount, not later than April 15th immediately following the March 1st notice deadline. The allocable income which is refunded to the Participant shall be treated as earned and received in the taxable year in which the excess contribution was made. Any excess before-tax Employee contribution made by a Highly Compensated Participant, even though refunded under this subparagraph (3), shall be included in the average actual deferral percentage tests of subparagraph (1) of this Section 3.03(c).

        3.        Section 3.04, Employer Matching Contributions, paragraph (d), Multiple Use Test, is restated as follows:

        (d)        Multiple Use Test.

                        (1)         Effective for Plan Years beginning prior to January 1, 2002 and effective with respect to
         Plan Years specified in the Income Tax Regulations, if the highly-paid average actual contribution percentage computed under paragraph (c) above exceeds 125% of the lower-paid average actual contribution percentage and if the highly-paid average actual deferral percentage computed under
         Section 3.03(c) also exceeds 125% of the lower-paid average actual deferral percentage computed under that section (but in each case, the percentages otherwise satisfy the test set forth in Section 3.03(c)), then such contributions and deferrals shall remain in the Plan only if the aggregate limit of the multiple use test set forth in Proposed Income Tax Regulation Section 1.401(m)-2(b) is met. If such aggregate limit is
         exceeded, then the Employer matching contributions or the before-tax Employee contributions made by          or on behalf of Highly Compensated Participants shall be reduced pro rata as the Plan Administrator deems necessary in the same manner as set forth in Sections 3.03 and 3.04, until such aggregate limit is not exceeded.

                        (2)         The multiple use test described in Treasury Regulation Section 1.401(m)-2 and
         Section 3.04(d)(1) above shall not apply to Plan Years beginning after December 31, 2001.

        4.         Section 3.06, Rollover Contributions, is hereby restated as follows:

                          Section 3.06. Rollover Contributions. Any Employee who participated in another retirement plan and trust qualified pursuant to Code Sections 401(a) and 501(a) (“qualified plan”) may deposit in the
         Fund any portion of an eligible rollover distribution paid from another qualified plan in a direct rollover or which he received personally (either directly from such plan or as a rollover from an individual retirement account or annuity), provided that amounts not paid in a direct rollover must be deposited in the Plan within 60 days following receipt of such amounts. In addition, and in accordance with the above, the Plan will accept Participant rollover contributions and direct rollovers of an eligible rollover distribution from a qualified plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b)
         of the Code, or an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, any agency or instrumentality of a state or political subdivision of a state, an individual retirement account described in Section 408(a) and (b) of the Code that is eligible to be rolled over and would otherwise be included in gross income. Before accepting such a rollover, the Plan
         Administrator shall require such Participant’s consent (and spousal consent, if necessary) and may require such documentation and information as it deems necessary. An Employee who rolled over amounts pursuant to this Section 3.06, or on whose behalf such a rollover occurred, shall always remain 100%
         vested in such rolled-over amounts and the earnings thereon. Immediately upon receipt, the Plan
         Administrator shall allocate amounts rolled over by, or on behalf of, a Participant to his Rollover
         Contribution Account.

                    If an individual who rolled over amounts to the Fund pursuant to this Section 3.06, or on whose behalf such a rollover occurred, does not otherwise qualify to become a Participant, he shall, nonetheless, constitute a Participant only in relation to such rolled-over amounts and the earnings thereon.

        5.        Section 3.07, Code Section 415 Limitations on Annual Allocations to Accounts, paragraph (a), Single Plan, the first full paragraph, is restated as follows:

                   (a) Single Plan. Effective for limitation years beginning prior to January 1, 2002 and notwithstanding any provision of the Plan to the contrary, the total additions made to the Account of any
         Participant in any limitation year shall not exceed the lesser of:

                            (i) the defined contribution dollar limitation  for the limitation year, or

                            (ii) 25% of the Participant's compensation, within the meaning of Code Section
         415(c)(3), for such limitation year.

                    Effective for limitation years beginning on and after January 1, 2002 and notwithstanding any provision of the Plan to the contrary except to the extent permitted under Section 3.03 of the Plan, as amended, and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a Participant’s Account under the Plan for any limitation year shall not exceed the lesser of:

                            (i) $40,000, as adjusted for increases in the cost of living under Section 415(d) of the Code,
                 or

                            (ii) 100% of the Participant's compensation, within the meaning of Section 415(c)(3) of the
                 Code, for the limitation year.

                 The compensation limit referred to in (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code), which is otherwise treated as an annual addition.

        6.     Section 6.01, Valuation of Accounts; Data and Form of Distribution, paragraph (b), Distribution of Account Balance, is restated as follows:

                (b) Distribution of Account Balance. The Account balance of a Participant whose employment with the Employer terminates as a result of his retirement (including disability retirement), termination of employment or death shall be distributed to the Participant (or to his Beneficiary) as soon as practicable following the date of valuation of his Account. After December 31, 1995, in the event that a Participant’s
        ESOP Company Stock Account has a value less than one full share of Company Stock, such value shall be distributed to such Participant. Effective on and after January 1, 2002, before-tax Employee contributions, qualified non-elective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

        7.     Section 6.01, Valuation of Accounts; Date and Form of Distribution, paragraph (d)(5), Restrictions, is hereby restated as follows:

                     (5) In no event shall any Participant whose nonforfeitable Account balance exceeds $5,000 be required, without his written consent, to take a distribution of his Account prior to his attainment of
         Normal Retirement Age. Effective with respect to distributions on and after January 1, 2002, the value of a Participant’s nonforfeitable Account balance shall be determined without regard to that portion of the
         Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16) of the Code. If the
         value of the Participant’s nonforfeitable Account balance as so determined is $5,000 or less, the Plan shall distribute the Participant’s entire nonforfeitable Account balance.

        8.     Section 6.04, Distribution Due to Hardship, paragraph (d)(2), Necessity, is hereby restated as follows:

                      (2) With respect to hardship distribution requests made prior to January 1, 2002, the Participant agrees, in writing, to suspend all before-tax and any after-tax contributions under this Plan and any other plan of the Employer for a period of twelve months after receipt of the hardship distribution.

               With respect to hardship distribution requests made on and after January 1, 2002, the Participant agrees, in writing, to suspend all before-tax contributions under this Plan and any other plan of the
         Employer for a period of six months after receipt of the hardship distribution. Any Participant who receives a distribution of Employee contributions in accordance with this Section will be prohibited from making Employee contributions for the applicable period of time under this paragraph (2).

        9.     Section 6.05, Direct Rollovers, paragraph (b)(ii), Eligible Retirement Plan, is restated as follows:

                (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a)
         of the Code that accepts the distributee’s eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                 This paragraph shall apply to distributions made on and after January 1, 2002. An eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. Notwithstanding the preceding paragraph, the definition of “eligible retirement plan” shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code. For purposes of the direct rollover provisions in this Section, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such distribution paid directly to an eligible retirement plan.

        10.     Section 7.03, Top Heavy Plan Rules, paragraph (a), General Rule, is restated as follows:

                   (a) General Rule. Generally, the Plan will be “top-heavy” for any Plan Year, if, as of the determination date, the Plan’s accumulations in the Accounts of Key Employees exceed 60% of its accumulations in the Accounts of all Participants. To determine if the Plan is top-heavy, the Plan
        Administrator shall (i) include in each Participant’s Account distributions made with respect to the
        Participant under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.” The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

        11.     Section 7.03, Top Heavy Plan Rules, paragraph (d), Consequences, is restated as follows:

                       (d) Consequences. Employer contributions and forfeitures for the Plan Year beginning after
        December 31, 1983, allocated on behalf of each non-key employee Participant (i) who has not separated from employment with the Employer at the end of the Plan Year, (ii) who is eligible for an allocation of
        Employer contributions under the Plan (without regard to any requirements for a minimum number of hours of service during the Plan Year, mandatory or voluntary contributions, or compensation for the Plan
        Year in excess of a stated amount), and (iii) who does not participate in a defined benefit plan of the
        Employer, shall be equal to at least (i) multiplied by (ii), where—

                            (i) is equal to 3% or, if less, the maximum percentage of Employer contributions and forfeitures (as a percentage of compensation not in excess $200,000 for 2002 and, thereafter, subject to cost-of-living adjustments) allocated on behalf of any Key Employee Participant for the Plan Year, and

                            (ii) is equal to the non-key employee Participant's Compensation for the Plan Year.

        For purposes of this rule, Employer contributions and forfeitures allocated under any other defined contribution plan of the Employer, in which any Key Employee participates or which enables another defined contribution plan to meet the requirements of Code Section 401(a)(4) or Code Section 410, shall be considered contributions and forfeitures allocated under this Plan. In addition, effective January 1,
        2002, Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the ACP test as described in Section 3.04 of the Plan and other requirements of Section
       401(m) of the Code.

       12.      Section 12.08, Compensation, is hereby restated as follows:

                  Section 12.08. “Compensation,” except where otherwise limited, means the Participant’s total of base salary or other wages actually paid, plus overtime, bonuses, and commissions, as reported on IRS
        Form W-2. In all cases, Compensation also includes any before-tax contributions made to this Plan by the
        Employer at the election of the Participant through salary reduction, but excludes any other contributions made by the Employer on behalf of the Participant under this Plan or any other fringe benefit program of the Employer. Notwithstanding the foregoing, Compensation as defined herein of any Participant for any
        Plan Year shall be disregarded for the purposes specified in Income Tax regulations issued under Code
        Section 401(a)(17) to the extent it exceeds $170,000 in 2000 (or such other cost-of-living adjusted amount as is set by the Secretary of Treasury). For purposes of applying the foregoing limitation to any
        Participant prior to January 1, 1997, the family aggregation rules of Code Section 414(q)(6) shall apply, except that for this purpose the term “family” shall include only the Participant’s spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the $170,000 limitation (as adjusted) is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual’s Compensation, as determined under this Section prior to the application of this limitation.

                        The annual Compensation of each Participant taken into account in determining allocations for Plan
        Years beginning on and after January 1, 2002 shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means
         Compensation paid during the Plan Year.

         13.     Section 12.24, Key Employee, is hereby restated as follows:

                   Section 12.24. "Key Employee" means:

                            (a) effective for Plan Years beginning prior to January 1, 2002, each Employee or former
         Employee (or Beneficiary of either) who, pursuant to Code Section 416(i), at any time during the Plan
         Year containing the determination date, or during any of the four immediately preceding Plan Years, is:

                                    (i) an officer of the Employer and who has annual compensation in the Plan Year, greater than 50% of the applicable dollar limitation of Code Section 415(b)(1)(A) in effect for the
                 Plan Year;

                                    (ii) one of the ten employees owning the largest interests in the Employer and who has compensation from the Employer greater than the applicable dollar limitation of Code
                 Section 415(b)(1)(A) in effect for the calendar year in which the determination date falls;

                                    (iii) a 5-Percent Owner of the Employer; or

                                    (iv) a 1-Percent Owner of the Employer who has annual
                 compensation from the Employer of more than $150,000.

                 (b) effective for Plan Years beginning on and after January 1, 2002, each Employee or former
         Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000
         (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a
         5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of
         Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

The foregoing amendment is adopted effective January 1, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        ACCEPTANCE INSURANCE COMPANIES INC.

                                                                        By: /s/ Dwayne D. Hallman
                                                                        Chief Financial Officer and Treasurer

                                                                        May 21, 2002